Exhibit 99.1
                                                                    ------------

AB

                                                                    NEWS RELEASE


For release:  Immediate
Contact: James M. DeAngelis - (212) 308-5800



Commodore Applied Technologies, Inc.

         o    Commodore    Advanced    Sciences   wins   Advanced    Remediation
              Demonstration Contract from the Department of Energy's Office of Environmental Management


NEW YORK, NY - August 14, 2006 - Commodore  Applied  Technologies,  Inc. (OTCBB:

CXIA),  today announced that the Company's  wholly owned  subsidiary,  Commodore

Advanced  Sciences,  Inc.,  (CASI)  has been  awarded  an  Advanced  Remediation

Demonstration  contract by the  Department of Energy's  Office of  Environmental

Management  (DOE-EM)  for  the  Company's   technology  for  the  separation  of

radioactive  (surrogate)  and RCRA heavy  metals  from  sludges  and other waste matrices.


The DOE-EM awarded 12 contracts totaling $3.3 million to support the development of technologies that have the potential to reduce cleanup costs and increase the safety and  efficiency  of treating  and  disposing  of various  waste  streams,

including radioactive waste at such sites as Hanford, Idaho, Savannah River, and others.

                                    - more -

                                                               CASI DOE Contract
                                                                 August 14, 2006
                                                                          Page 2


CASI's  Phase I contract  will be  performed  over a six month  period.  Phase I proposed activities include:  laboratory/pilot-scale  test results, developing a technical  approach for  demonstration,  scale-up and  implementation  schedule,

detailed system design, and a detailed cost estimate for implementation in Phase

II.


Chairman and CEO Mr. Shelby Brewer said: "Over the past several years,  CASI has focused on the delivery of innovative environmental services to the DOE-EM. This recent  contract award will allow us to expand our  technology  offerings to the

DOE-EM to assist them in their ongoing efforts to provide the safest,  most cost effective waste treatment processes for their facilities."


Commodore Applied  Technologies,  Inc. is a diverse technical  solutions company focused on high-end  environmental  markets.  The Commodore  family of companies includes  subsidiaries  Commodore  Solution  Technologies and Commodore Advanced

Sciences.  The  Commodore  companies  provide  technical  services  and patented remediation  technologies  designed to treat  hazardous  waste from  nuclear and chemical  sources.  More  information  is available on the Commodore web site at

www.commodore.com.


                                    - more -

                                                               CASI DOE Contract
                                                                 August 14, 2006
                                                                          Page 3




This Press Release contains forward-looking statements that are based on our current expectations, beliefs and assumptions about the industry and markets in which Commodore Applied Technologies, Inc. and its subsidiaries operate. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause Commodore's actual results to be materially different from any future results expressed or implied by these statements. Actual results may differ materially from what is expressed in these statements, and no assurance can be given that Commodore can successfully implement its core business strategy and improve future earnings.

The factors that may cause Commodore's actual results to differ from its forward-looking statements include: Commodore's current critical need for additional cash to sustain existing operations and meet ongoing existing obligations and capital requirements; Commodore's ability to implement its commercial waste processing operations, including obtaining commercial waste processing contracts and processing waste under such contracts in a timely and cost-effective manner; the timing and award of contracts by the U.S. Department of Energy for the clean-up of waste sites administered by it; the acceptance and implementation of Commodore's waste treatment technologies in the government and commercial sectors; and other large technical support services projects. All forward-looking statements are also expressly qualified in their entirety by the cautionary statements included in Commodore's SEC filings, including its quarterly reports on Form 10-Q and its annual report on Form 10-K.

                                       ###